Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

September 30, 2013

(Unaudited)

Page
Financial Results:
Consolidated Financial Highlights	1
Consolidated Financial Results	2
Results by Segment	3
Insurance Services Segment	4
Insurance Services Segment Statistics	5
Asset Management Segment	6
Other	7

Balance Sheets and Investment Statistics:
Consolidated Balance Sheets	8
Invested Assets Statistics	9
Other Investment Statistics	10

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Effective January 1, 2012, the Company adopted Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, on a retrospective basis. In accordance with this adoption, the Company has adjusted its financial results herein for the periods 2008 through 2011.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

*Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$364.6	$352.5	$310.4	$201.2	$179.8	Insurance Services	$78.3	$61.4	$48.8	$48.0	$62.4	$23.3	$46.1
33.5	35.8	55.5	61.3	64.0	Asset Management	21.9	20.7	17.2	16.3	17.5	15.2	15.0
(160.2)	(77.9)	(87.8)	(71.0)	(60.4)	Other	(18.4)	(3.6)	(5.7)	(12.5)	(18.6)	(15.9)	(13.4)

237.9	310.4	278.1	191.5	183.4	Total income before income taxes	81.8	78.5	60.3	51.8	61.3	22.6	47.7
77.2	104.9	92.2	54.8	44.9	Income taxes	22.8	20.8	13.5	13.4	16.4	2.6	12.5

$160.7	$205.5	$185.9	$136.7	$138.5	Net income	$59.0	$57.7	$46.8	$38.4	$44.9	$20.0	$35.2

					Net income per common share:
$3.29	$4.20	$3.97	$3.05	$3.13	Basic	$1.33	$1.30	$1.05	$0.87	$1.02	$0.45	$0.79
3.26	4.19	3.95	3.04	3.12	Diluted	1.32	1.30	1.05	0.87	1.01	0.45	0.79
					Share data:
48,917,235	48,932,908	46,774,277	44,876,650	44,283,771	Basic weighted-average	44,271,160	44,257,095	44,426,153	44,344,307	44,197,164	44,266,776	44,327,122
49,292,240	49,044,543	47,006,228	45,016,070	44,359,891	Diluted weighted-average	44,610,358	44,398,120	44,500,049	44,387,650	44,238,372	44,354,720	44,461,841
48,989,074	47,744,524	46,159,387	44,268,859	44,419,448	At period end	43,995,153	44,149,730	44,323,664	44,419,448	44,239,608	44,116,208	44,377,419
$160.7	$205.5	$185.9	$136.7	$138.5	Net income	$59.0	$57.7	$46.8	$38.4	$44.9	$20.0	$35.2
—	(12.0)	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—
(83.4)	(17.3)	(32.1)	(4.5)	(5.4)	After-tax net capital losses	(5.5)	(1.6)	(1.0)	(1.1)	(1.7)	(2.5)	(0.1)

$244.1	$234.8	$218.0	$141.2	$143.9	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$64.5	$59.3	$47.8	$39.5	$46.6	$22.5	$35.3

$(128.8)	$(26.9)	$(51.6)	$(6.9)	$(8.7)	Net capital losses	$(8.7)	$(2.6)	$(1.6)	$(1.9)	$(2.6)	$(4.0)	$(0.2)
(45.4)	(9.6)	(19.5)	(2.4)	(3.3)	Tax benefit on net capital losses	(3.2)	(1.0)	(0.6)	(0.8)	(0.9)	(1.5)	(0.1)

$(83.4)	$(17.3)	$(32.1)	$(4.5)	$(5.4)	After-tax net capital losses	$(5.5)	$(1.6)	$(1.0)	$(1.1)	$(1.7)	$(2.5)	$(0.1)

					Diluted earnings per common share:
$3.26	$4.19	$3.95	$3.04	$3.12	Net income	$1.32	$1.30	$1.05	$0.87	$1.01	$0.45	$0.79
—	(0.25)	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—
(1.69)	(0.35)	(0.68)	(0.10)	(0.12)	After-tax net capital losses	(0.13)	(0.04)	(0.02)	(0.02)	(0.04)	(0.06)	—

$4.95	$4.79	$4.63	$3.14	$3.24	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$1.45	$1.34	$1.07	$0.89	$1.05	$0.51	$0.79

$1,369.3	$1,721.0	$1,894.6	$1,990.4	$2,169.0	Shareholders’ equity	$2,117.2	$2,077.0	$2,187.6	$2,169.0	$2,171.1	$2,085.5	$2,033.5
(153.9)	71.4	160.9	235.1	309.3	Accumulated other comprehensive income (loss)	121.7	127.3	286.1	309.3	314.0	277.9	237.6

$1,523.2	$1,649.6	$1,733.7	$1,755.3	$1,859.7	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,995.5	$1,949.7	$1,901.5	$1,859.7	$1,857.1	$1,807.6	$1,795.9

11.5%	13.3%	10.3%	7.0%	6.7%	Net income return on average equity	11.3%	10.8%	8.6%	7.1%	8.4%	3.9%	7.0%
11.0	12.9	11.0	7.8	7.7	Net income return on average equity (excluding accumulated other comprehensive income (loss))	12.0	12.0	10.0	8.3	9.8	4.4	7.9
16.7	14.7	12.9	8.1	8.0	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital losses and accumulated other comprehensive income (loss))	13.1	12.3	10.2	8.5	10.2	5.0	8.0
					Book value per common share:
$27.95	$36.05	$41.04	$44.96	$48.83	Including accumulated other comprehensive income (loss)	$48.12	$47.04	$49.36	$48.83	$49.08	$47.27	$45.82
(3.14)	1.50	3.48	5.31	6.96	Accumulated other comprehensive income (loss)	2.76	2.88	6.46	6.96	7.10	6.30	5.35

$31.09	$34.55	$37.56	$39.65	$41.87	Excluding accumulated other comprehensive income (loss)	$45.36	$44.16	$42.90	$41.87	$41.98	$40.97	$40.47

3,436	3,150	3,091	2,974	2,875	Number of employees	2,662	2,674	2,766	2,875	2,895	2,911	2,948

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,140.2	$2,101.9	$2,097.7	$2,153.3	$2,163.9	Premiums	$524.4	$535.1	$536.2	$533.8	$528.7	$548.1	$553.3
114.6	108.5	116.5	115.5	114.7	Administrative fees	30.5	30.4	28.7	28.5	27.8	29.8	28.6
541.0	586.5	602.5	612.8	628.5	Net investment income	155.8	154.1	159.2	157.6	159.8	151.4	159.7
					Net capital gains (losses):
(104.9)	(5.9)	(0.7)	(1.8)	(3.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.4)	(0.3)	(0.3)	—	(0.7)	(1.7)	(0.8)
(23.9)	(21.0)	(50.9)	(5.1)	(5.5)	All other net capital gains (losses)	(8.3)	(2.3)	(1.3)	(1.9)	(1.9)	(2.3)	0.6

(128.8)	(26.9)	(51.6)	(6.9)	(8.7)	Total net capital losses	(8.7)	(2.6)	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

2,667.0	2,770.0	2,765.1	2,874.7	2,898.4	Total revenues	702.0	717.0	722.5	718.0	713.7	725.3	741.4

					Benefits and expenses:
1,589.4	1,575.7	1,619.8	1,771.2	1,793.0	Benefits to policyholders	395.0	424.1	441.8	444.7	422.4	475.9	450.0
110.7	145.6	158.4	161.0	171.3	Interest credited	43.9	40.3	46.6	41.0	43.9	39.2	47.2
469.2	476.2	446.2	471.2	470.5	Operating expenses	114.8	104.4	105.1	114.6	115.3	116.7	123.9
227.6	202.0	206.1	218.7	203.7	Commissions and bonuses	51.9	50.8	53.8	47.4	49.6	51.3	55.4
37.3	34.2	34.7	36.7	37.5	Premium taxes	9.1	9.1	9.5	8.9	9.1	9.5	10.0
39.2	39.2	38.9	38.9	39.9	Interest expense	8.6	8.6	8.5	8.6	11.8	9.8	9.7
(101.8)	(76.7)	(76.0)	(81.7)	(71.4)	Deferral of acquisition costs	(19.8)	(17.4)	(20.7)	(16.1)	(16.9)	(16.9)	(21.5)
57.5	63.4	58.9	67.2	70.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	16.7	18.6	17.6	17.1	17.2	17.2	19.0

2,429.1	2,459.6	2,487.0	2,683.2	2,715.0	Total benefits and expenses	620.2	638.5	662.2	666.2	652.4	702.7	693.7

237.9	310.4	278.1	191.5	183.4	Income before income taxes	81.8	78.5	60.3	51.8	61.3	22.6	47.7
77.2	104.9	92.2	54.8	44.9	Income taxes	22.8	20.8	13.5	13.4	16.4	2.6	12.5

160.7	205.5	185.9	136.7	138.5	Net income	59.0	57.7	46.8	38.4	44.9	20.0	35.2

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
(206.0)	210.8	100.5	103.4	71.4	Net unrealized capital gains (losses) on securities available-for-sale	(7.8)	(151.0)	(17.2)	(5.2)	36.0	39.3	1.3
80.3	3.5	(9.6)	(5.9)	(3.6)	Reclassification adjustment for net capital (gains) losses included in net income	0.3	(2.9)	(1.2)	(0.7)	(1.5)	(0.6)	(0.8)
					Employee benefit plans:
(45.9)	8.4	(5.0)	(26.6)	—	Prior service credit (cost) and net gains (losses) arising during the period, net	—	—	—	(0.4)	—	—	0.4
0.9	4.9	3.6	3.3	6.4	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	1.9	(4.9)	(4.8)	1.6	1.6	1.6	1.6

(170.7)	227.6	89.5	74.2	74.2	Total	(5.6)	(158.8)	(23.2)	(4.7)	36.1	40.3	2.5

$(10.0)	$433.1	$275.4	$210.9	$212.7	Comprehensive income (loss)	$53.4	$(101.1)	$23.6	$33.7	$81.0	$60.3	$37.7

					Statutory data - insurance subsidiaries:
$341.6	$375.0	$317.4	$185.1	$182.3	Net gain from operations before federal income taxes and realized capital gains (losses)	$87.0	$66.4	$28.9	$32.7	$76.5	$31.0	$42.1
235.0	251.4	202.4	143.1	138.8	Net gain from operations after federal income taxes and before realized capital gains (losses)	56.1	42.3	24.4	22.8	51.0	28.2	36.8
1,154.6	1,243.2	1,226.8	1,193.1	1,259.6	Capital and surplus	1,294.1	1,268.8	1,266.6	1,259.6	1,257.3	1,243.9	1,219.8
78.8	89.7	95.6	107.2	117.5	Asset valuation reserve	136.2	132.8	120.3	117.5	116.7	114.4	111.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$2,109.1	$2,067.2	$2,056.2	$2,145.3	$2,157.2	Insurance Services	$523.0	$533.7	$533.2	$532.1	$527.5	$546.5	$551.1
31.1	34.7	41.5	8.0	6.7	Asset Management	1.4	1.4	3.0	1.7	1.2	1.6	2.2

2,140.2	2,101.9	2,097.7	2,153.3	2,163.9	Total premiums	524.4	535.1	536.2	533.8	528.7	548.1	553.3

					Administrative fees:
9.2	8.3	9.6	12.3	13.9	Insurance Services	3.9	3.5	3.5	3.5	3.1	4.2	3.1
118.3	114.1	121.5	119.9	118.8	Asset Management	31.3	31.5	29.9	29.7	29.2	30.0	29.9
(12.9)	(13.9)	(14.6)	(16.7)	(18.0)	Other	(4.7)	(4.6)	(4.7)	(4.7)	(4.5)	(4.4)	(4.4)

114.6	108.5	116.5	115.5	114.7	Total administrative fees	30.5	30.4	28.7	28.5	27.8	29.8	28.6

					Net investment income:
337.5	335.1	338.9	341.3	339.7	Insurance Services	79.0	79.9	82.0	85.5	86.0	83.6	84.6
183.8	234.0	251.0	262.7	278.6	Asset Management	73.4	70.7	73.3	68.6	72.3	64.6	73.1
19.7	17.4	12.6	8.8	10.2	Other	3.4	3.5	3.9	3.5	1.5	3.2	2.0

541.0	586.5	602.5	612.8	628.5	Total net investment income	155.8	154.1	159.2	157.6	159.8	151.4	159.7

(128.8)	(26.9)	(51.6)	(6.9)	(8.7)	Net capital losses	(8.7)	(2.6)	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

2,667.0	2,770.0	2,765.1	2,874.7	2,898.4	Total revenues	702.0	717.0	722.5	718.0	713.7	725.3	741.4

					Benefits and expenses:
2,091.2	2,058.1	2,094.3	2,297.7	2,331.0	Insurance Services	527.6	555.7	569.9	573.1	554.2	611.0	592.7
299.7	347.0	358.5	329.3	340.1	Asset Management	84.2	82.9	89.0	83.7	85.2	81.0	90.2
38.2	54.5	34.2	56.2	43.9	Other	8.4	(0.1)	3.3	9.4	13.0	10.7	10.8

2,429.1	2,459.6	2,487.0	2,683.2	2,715.0	Total benefits and expenses	620.2	638.5	662.2	666.2	652.4	702.7	693.7

					Income (loss) before income taxes:
364.6	352.5	310.4	201.2	179.8	Insurance Services	78.3	61.4	48.8	48.0	62.4	23.3	46.1
33.5	35.8	55.5	61.3	64.0	Asset Management	21.9	20.7	17.2	16.3	17.5	15.2	15.0
(160.2)	(77.9)	(87.8)	(71.0)	(60.4)	Other	(18.4)	(3.6)	(5.7)	(12.5)	(18.6)	(15.9)	(13.4)

237.9	310.4	278.1	191.5	183.4	Total income before income taxes	81.8	78.5	60.3	51.8	61.3	22.6	47.7
77.2	104.9	92.2	54.8	44.9	Income taxes	22.8	20.8	13.5	13.4	16.4	2.6	12.5

$160.7	$205.5	$185.9	$136.7	$138.5	Net income	$59.0	$57.7	$46.8	$38.4	$44.9	$20.0	$35.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,109.1	$2,067.2	$2,056.2	$2,145.3	$2,157.2	Premiums	$523.0	$533.7	$533.2	$532.1	$527.5	$546.5	$551.1
9.2	8.3	9.6	12.3	13.9	Administrative fees	3.9	3.5	3.5	3.5	3.1	4.2	3.1
337.5	335.1	338.9	341.3	339.7	Net investment income	79.0	79.9	82.0	85.5	86.0	83.6	84.6

2,455.8	2,410.6	2,404.7	2,498.9	2,510.8	Total revenues	605.9	617.1	618.7	621.1	616.6	634.3	638.8

					Benefits and expenses:
1,549.7	1,530.3	1,566.4	1,750.9	1,773.3	Benefits to policyholders	391.2	419.8	436.0	440.0	417.6	471.0	444.7
10.8	4.7	4.8	4.6	4.2	Interest credited	0.6	1.3	0.9	0.6	1.0	1.0	1.6
338.4	333.9	331.8	338.7	349.1	Operating expenses	86.1	84.3	82.1	84.6	85.4	86.5	92.6
175.8	169.8	175.7	185.1	172.7	Commissions and bonuses	43.5	42.5	45.9	38.8	43.2	42.0	48.7
37.3	34.2	34.5	36.6	37.5	Premium taxes	9.1	9.1	9.5	8.9	9.1	9.5	10.0
(63.1)	(57.9)	(61.3)	(64.5)	(55.9)	Deferral of acquisition costs	(15.4)	(13.2)	(16.9)	(11.6)	(14.3)	(11.4)	(18.6)
42.3	43.1	42.4	46.3	50.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.5	11.9	12.4	11.8	12.2	12.4	13.7

2,091.2	2,058.1	2,094.3	2,297.7	2,331.0	Total benefits and expenses	527.6	555.7	569.9	573.1	554.2	611.0	592.7

$364.6	$352.5	$310.4	$201.2	$179.8	Income before income taxes	$78.3	$61.4	$48.8	$48.0	$62.4	$23.3	$46.1

					Benefit ratio (including interest credited):
63.5%	63.7%	65.3%	70.3%	70.8%	% of total revenues	64.7%	68.2%	70.6%	70.9%	67.9%	74.4%	69.9%
74.0	74.3	76.4	81.8	82.4	% of total premiums	74.9	78.9	81.9	82.8	79.4	86.4	81.0
					Statistics (% of total premiums):
16.0%	16.2%	16.1%	15.8%	16.2%	Operating expenses	16.5%	15.8%	15.4%	15.9%	16.2%	15.8%	16.8%
17.3	17.1	15.1	9.4	8.3	Income before income taxes	15.0	11.5	9.2	9.0	11.8	4.3	8.4

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$850.3	$819.6	$835.7	$892.6	$883.7	Life and AD&D	$210.4	$214.5	$215.4	$216.7	$218.3	$223.8	$224.9
862.9	825.6	799.9	803.3	801.4	LTD	191.3	198.0	200.3	197.9	199.1	200.2	204.2
215.5	205.7	203.7	208.0	212.6	STD	56.4	59.6	55.9	52.3	52.5	54.0	53.8
75.8	79.5	81.5	81.6	78.9	Other	19.8	19.2	19.1	19.7	19.7	19.6	19.9
(44.6)	(40.2)	(27.9)	(12.5)	4.0	Experience rated refunds	(3.2)	(4.3)	(4.5)	(0.7)	(6.5)	7.1	4.1

$1,959.9	$1,890.2	$1,892.9	$1,973.0	$1,980.6	Total premiums	$474.7	$487.0	$486.2	$485.9	$483.1	$504.7	$506.9

					Benefit ratio (including interest credited):
63.9%	64.7%	66.8%	72.1%	72.9%	% of total revenues	65.5%	70.2%	73.0%	72.4%	69.0%	77.1%	72.8%
73.6	74.7	77.2	83.1	83.9	% of total premiums	75.1	80.4	83.9	83.7	79.7	88.5	83.5
					Statistics (% of total premiums):
16.1%	16.3%	16.2%	15.8%	16.3%	Operating expenses	16.6%	16.0%	15.6%	16.2%	16.4%	15.9%	16.9%
17.2	16.3	13.9	7.9	6.6	Income before income taxes	14.5	9.6	7.0	7.8	11.1	1.9	5.6
					Sales (annualized new premiums) reported at contract effective date:
$134.8	$124.8	$156.9	$155.5	$104.0	Life and AD&D	$10.0	$6.0	$46.7	$31.0	$6.2	$9.3	$57.5
93.5	95.3	103.1	107.7	88.4	LTD	9.0	10.0	22.3	26.8	6.5	6.5	48.6
33.5	35.6	45.1	42.6	31.2	STD	3.0	6.6	18.3	10.5	3.2	2.5	15.0
30.7	32.1	25.5	30.6	21.4	Other	7.7	2.6	10.3	5.1	4.6	4.0	7.7

$292.5	$287.8	$330.6	$336.4	$245.0	Total sales	$29.7	$25.2	$97.6	$73.4	$20.5	$22.3	$128.8

					Persistency (% of premiums):
83.3%	84.4%	89.8%	89.8%	87.3%	Life and AD&D
83.4	85.6	89.1	89.7	87.8	LTD
81.0	77.8	87.9	87.1	86.6	STD
79.0	77.2	78.3	76.7	74.2	Other

82.9%	83.8%	88.7%	88.8%	86.7%	Total persistency

					Individual Disability:
$149.2	$177.0	$163.3	$172.3	$176.6	Premiums:	$48.3	$46.7	$47.0	$46.2	$44.4	$41.8	$44.2
					Benefit ratio:
59.2%	54.1%	50.5%	51.4%	50.4%	% of total revenues	57.1%	49.6%	48.2%	57.1%	57.6%	46.3%	40.1%
78.7	69.3	66.8	67.3	65.8	% of total premiums	72.9	63.4	61.9	73.8	75.7	60.8	52.3
					Statistics (% of premiums):
15.7%	14.2%	15.7%	15.3%	14.4%	Operating expenses	14.7%	13.7%	13.2%	13.2%	14.4%	14.8%	15.4%
18.8	25.2	28.8	26.3	28.3	Income before income taxes	20.1	31.7	31.5	21.4	20.3	32.3	39.8
$26.4	$23.0	$21.1	$22.2	$21.1	Disability sales	$6.8	$5.3	$4.0	$5.1	$6.6	$4.4	$5.0
94.7%	92.9%	94.8%	95.1%	95.0%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$31.1	$34.7	$41.5	$8.0	$6.7	Premiums	$1.4	$1.4	$3.0	$1.7	$1.2	$1.6	$2.2
118.3	114.1	121.5	119.9	118.8	Administrative fees	31.3	31.5	29.9	29.7	29.2	30.0	29.9
183.8	234.0	251.0	262.7	278.6	Net investment income	73.4	70.7	73.3	68.6	72.3	64.6	73.1

333.2	382.8	414.0	390.6	404.1	Total revenues	106.1	103.6	106.2	100.0	102.7	96.2	105.2

					Benefits and expenses:
39.7	45.4	53.4	20.3	19.7	Benefits to policyholders	3.8	4.3	5.8	4.7	4.8	4.9	5.3
99.9	140.9	153.6	156.4	167.1	Interest credited	43.3	39.0	45.7	40.4	42.9	38.2	45.6
131.4	126.9	119.0	115.2	117.4	Operating expenses	28.9	28.8	28.2	29.2	28.7	29.3	30.2
51.8	32.2	30.4	33.6	31.0	Commissions and bonuses	8.4	8.3	7.9	8.6	6.4	9.3	6.7
—	—	0.2	0.1	—	Premium taxes	—	—	—	—	—	—	—
0.4	0.1	0.1	—	—	Interest expense	—	—	—	—	—	—	—
(38.7)	(18.8)	(14.7)	(17.2)	(15.5)	Deferral of acquisition costs	(4.4)	(4.2)	(3.8)	(4.5)	(2.6)	(5.5)	(2.9)
15.2	20.3	16.5	20.9	20.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	4.2	6.7	5.2	5.3	5.0	4.8	5.3

299.7	347.0	358.5	329.3	340.1	Total benefits and expenses	84.2	82.9	89.0	83.7	85.2	81.0	90.2

$33.5	$35.8	$55.5	$61.3	$64.0	Income before income taxes	$21.9	$20.7	$17.2	$16.3	$17.5	$15.2	$15.0

					Assets under administration:
$14,467.3	$15,780.3	$15,281.7	$13,764.9	$14,855.4	Retirement Plans	$16,516.8	$15,739.8	$15,751.9	$14,855.4	$14,736.7	$14,234.5	$14,824.4
2,056.6	2,390.9	2,684.2	2,975.7	3,206.4	Individual Annuities	3,390.1	3,307.8	3,252.1	3,206.4	3,149.0	3,116.6	3,012.4
2,526.2	2,588.8	2,697.3	2,691.6	2,781.5	Mortgage loans for other investors	2,983.4	2,899.1	2,843.6	2,781.5	2,781.8	2,718.9	2,686.9
644.7	1,093.9	1,224.5	1,001.5	849.0	Private client wealth management	897.8	885.2	888.6	849.0	985.7	1,003.7	1,059.9

$19,694.8	$21,853.9	$21,887.7	$20,433.7	$21,692.3	Total assets under administration	$23,788.1	$22,831.9	$22,736.2	$21,692.3	$21,653.2	$21,073.7	$21,583.6

					Annualized operating expenses:
					(% of average assets under administration)
0.62%	0.65%	0.57%	0.58%	0.59%	Retirement Plans	0.51%	0.53%	0.52%	0.57%	0.57%	0.58%	0.62%
					Interest credited:
					(% of investment income)
57.0%	57.5%	56.5%	54.6%	53.7%	Retirement Plans	55.0%	54.4%	54.1%	55.2%	53.3%	53.4%	53.0%
64.2	68.4	69.0	66.5	68.1	Individual Annuities	66.6	60.5	70.6	65.4	67.6	68.2	70.8
$895.4	$398.8	$363.8	$410.3	$364.2	Individual Annuity sales	$118.3	$100.1	$87.9	$101.1	$63.0	$136.6	$63.5
$1,373.8	$718.5	$887.5	$1,007.7	$1,184.2	Commercial mortgage loans originated	$414.1	$364.1	$273.7	$327.2	$347.3	$300.2	$209.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(12.9)	$(13.9)	$(14.6)	$(16.7)	$(18.0)	Administrative fees	$(4.7)	$(4.6)	$(4.7)	$(4.7)	$(4.5)	$(4.4)	$(4.4)
19.7	17.4	12.6	8.8	10.2	Net investment income	3.4	3.5	3.9	3.5	1.5	3.2	2.0
					Net capital gains (losses):
(104.9)	(5.9)	(0.7)	(1.8)	(3.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.4)	(0.3)	(0.3)	—	(0.7)	(1.7)	(0.8)
(23.9)	(21.0)	(50.9)	(5.1)	(5.5)	All other net capital gains (losses)	(8.3)	(2.3)	(1.3)	(1.9)	(1.9)	(2.3)	0.6

(128.8)	(26.9)	(51.6)	(6.9)	(8.7)	Total net capital losses	(8.7)	(2.6)	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

(122.0)	(23.4)	(53.6)	(14.8)	(16.5)	Total revenues	(10.0)	(3.7)	(2.4)	(3.1)	(5.6)	(5.2)	(2.6)

					Benefits and expenses:
(0.6)	15.4	(4.6)	17.3	4.0	Operating expenses	(0.2)	(8.7)	(5.2)	0.8	1.2	0.9	1.1
38.8	39.1	38.8	38.9	39.9	Interest expense	8.6	8.6	8.5	8.6	11.8	9.8	9.7

38.2	54.5	34.2	56.2	43.9	Total benefits and expenses	8.4	(0.1)	3.3	9.4	13.0	10.7	10.8

$(160.2)	$(77.9)	$(87.8)	$(71.0)	$(60.4)	Loss before income taxes	$(18.4)	$(3.6)	$(5.7)	$(12.5)	$(18.6)	$(15.9)	$(13.4)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS
					Investments:
$5,200.3	$6,167.3	$6,419.1	$6,769.5	$7,190.7	Fixed maturity securities—available-for-sale	$7,015.8	$7,034.3	$7,248.7	$7,190.7	$7,120.4	$6,977.2	$6,863.8
1.4	1.1	—	—	—	Short-term investments	—	—	—	—	—	—	—
4,083.6	4,284.8	4,513.6	4,902.3	5,267.4	Commercial mortgage loans, net	5,510.8	5,426.2	5,320.4	5,267.4	5,149.0	5,098.7	4,980.2
62.5	93.4	153.1	92.7	95.5	Real estate, net	79.8	90.8	94.2	95.5	101.5	104.1	101.5
22.2	23.2	60.8	130.9	175.5	Other invested assets	199.9	201.7	206.9	175.5	179.7	184.4	177.4

9,370.0	10,569.8	11,146.6	11,895.4	12,729.1	Total investments	12,806.3	12,753.0	12,870.2	12,729.1	12,550.6	12,364.4	12,122.9
280.5	108.3	152.0	138.4	160.7	Cash and cash equivalents	345.4	199.7	143.3	160.7	172.4	129.5	116.0
101.9	104.4	101.9	118.8	123.0	Premiums and other receivables	123.4	126.9	121.9	123.0	129.0	125.4	123.2
103.1	108.8	110.8	111.7	109.3	Accrued investment income	108.7	109.6	112.8	109.3	113.6	112.0	114.0
944.0	935.0	938.3	949.3	972.4	Amounts recoverable from reinsurers	983.4	980.8	979.0	972.4	962.2	956.1	953.7
317.6	316.6	330.2	344.9	346.5	Deferred acquisition costs, value of business acquired and other intangible assets, net	369.5	367.2	352.4	346.5	344.0	350.4	349.1
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0
136.1	127.2	111.5	101.3	90.7	Property and equipment, net	84.4	83.8	86.9	90.7	95.1	96.7	98.7
81.0	—	—	—	—	Deferred tax assets, net	—	—	—	—	—	—	—
98.1	66.7	101.7	113.9	69.3	Other assets	59.2	59.7	66.9	69.3	146.6	103.5	102.1
3,075.9	4,174.5	4,787.4	4,593.5	5,154.3	Separate account assets	6,010.0	5,629.9	5,600.1	5,154.3	5,071.8	4,867.2	5,083.4

$14,544.2	$16,547.3	$17,816.4	$18,403.2	$19,791.3	Total assets	$20,926.3	$20,346.6	$20,369.5	$19,791.3	$19,621.3	$19,141.2	$19,099.1

					LIABILITIES AND SHAREHOLDERS’ EQUITY
					Liabilities:
$5,285.9	$5,368.7	$5,502.3	$5,683.6	$5,843.2	Future policy benefits and claims	$5,853.0	$5,861.3	$5,851.9	$5,843.2	$5,821.5	$5,773.0	$5,714.5
3,944.1	4,337.1	4,627.8	5,078.1	5,531.1	Other policyholder funds	5,945.1	5,759.2	5,630.8	5,531.1	5,324.5	5,280.7	5,122.5
—	22.2	48.9	103.0	148.1	Deferred tax liabilities, net	48.9	61.0	147.6	148.1	152.8	138.2	117.7
3.7	2.9	2.2	251.2	1.0	Short-term debt	1.2	1.1	1.1	1.0	1.1	251.0	251.3
561.5	553.2	551.9	300.9	551.4	Long-term debt	551.5	551.4	551.6	551.4	551.5	301.2	301.3
303.8	367.7	401.3	402.5	393.2	Other liabilities	399.4	405.7	398.8	393.2	527.0	444.4	474.9
3,075.9	4,174.5	4,787.4	4,593.5	5,154.3	Separate account liabilities	6,010.0	5,629.9	5,600.1	5,154.3	5,071.8	4,867.2	5,083.4

13,174.9	14,826.3	15,921.8	16,412.8	17,622.3	Total liabilities	18,809.1	18,269.6	18,181.9	17,622.3	17,450.2	17,055.7	17,065.6

					Shareholders’ equity:
262.9	220.4	158.2	82.4	89.6	Common stock	61.9	75.1	84.6	89.6	84.1	79.5	87.8
(153.9)	71.4	160.9	235.1	309.3	Accumulated other comprehensive income (loss)	121.7	127.3	286.1	309.3	314.0	277.9	237.6
1,260.3	1,429.2	1,575.5	1,672.9	1,770.1	Retained earnings	1,933.6	1,874.6	1,816.9	1,770.1	1,773.0	1,728.1	1,708.1

1,369.3	1,721.0	1,894.6	1,990.4	2,169.0	Total shareholders’ equity	2,117.2	2,077.0	2,187.6	2,169.0	2,171.1	2,085.5	2,033.5

$14,544.2	$16,547.3	$17,816.4	$18,403.2	$19,791.3	Total liabilities and shareholders’ equity	$20,926.3	$20,346.6	$20,369.5	$19,791.3	$19,621.3	$19,141.2	$19,099.1

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$4,547.1	$5,367.1	$5,620.7	$5,983.3	$6,222.3	Public	$6,108.6	$6,130.1	$6,287.0	$6,222.3	$6,176.6	$6,083.2	$6,023.2
653.2	800.2	798.4	786.2	968.4	Private	907.2	904.2	961.7	968.4	943.8	894.0	840.6

5,200.3	6,167.3	6,419.1	6,769.5	7,190.7	Total fixed maturity securities—available-for-sale	7,015.8	7,034.3	7,248.7	7,190.7	7,120.4	6,977.2	6,863.8
1.4	1.1	—	—	—	Short-term investments	—	—	—	—	—	—	—
4,083.6	4,284.8	4,513.6	4,902.3	5,267.4	Commercial mortgage loans, net	5,510.8	5,426.2	5,320.4	5,267.4	5,149.0	5,098.7	4,980.2
62.5	93.4	153.1	92.7	95.5	Real estate, net	79.8	90.8	94.2	95.5	101.5	104.1	101.5
22.2	23.2	60.8	130.9	175.5	Other invested assets	199.9	201.7	206.9	175.5	179.7	184.4	177.4

$9,370.0	$10,569.8	$11,146.6	$11,895.4	$12,729.1	Total investments	$12,806.3	$12,753.0	$12,870.2	$12,729.1	$12,550.6	$12,364.4	$12,122.9

					Percent of investments:
55.5%	58.3%	57.6%	56.9%	56.5%	Fixed maturity securities—available-for-sale	54.8%	55.2%	56.3%	56.5%	56.7%	56.4%	56.6%
43.6	40.5	40.5	41.2	41.4	Commercial mortgage loans, net	43.0	42.5	41.3	41.4	41.0	41.2	41.1
0.7	1.0	1.4	0.8	0.8	Real estate, net	0.6	0.7	0.7	0.8	0.8	0.8	0.8
0.2	0.2	0.5	1.1	1.3	Other invested assets	1.6	1.6	1.7	1.3	1.5	1.6	1.5
					Fixed maturity securities—available-for-sale:
97.6%	104.2%	106.7%	109.0%	110.3%	Market value as a % of amortized cost	105.4%	105.6%	109.6%	110.3%	111.0%	109.8%	109.0%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2013			2012
2008	2009	2010	2011	2012		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.63%	5.46%	5.31%	5.08%	4.66%	Fixed maturity securities—available-for-sale	4.45%	4.51%	4.58%	4.66%	4.80%	4.89%	5.00%
6.39	6.46	6.45	6.34	6.09	Commercial mortgage loans, net	5.89	5.96	6.03	6.09	6.16	6.24	6.30
					Fixed maturity securities—available-for-sale:
					Quality rating (as % of fixed maturities):
75.6%	71.9%	71.8%	70.2%	66.2%	A- or higher	63.8%	64.3%	65.7%	66.2%	68.4%	69.8%	68.9%
20.0	23.1	23.0	24.6	28.4	BBB- to BBB+	30.8	30.2	28.7	28.4	26.0	24.8	25.7
2.9	3.3	3.5	3.9	3.8	BB- to BB+	3.8	3.8	4.0	3.8	4.1	4.0	4.0
1.5	1.7	1.7	1.3	1.6	B+ or lower	1.6	1.7	1.6	1.6	1.5	1.4	1.4
					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$7.8	$17.3	$19.6	$17.1	$21.3	Book value	$19.6	$12.6	$19.1	$21.3	$15.6	$15.8	$16.6
0.19%	0.40%	0.43%	0.34%	0.40%	Rates—overall %	0.35%	0.23%	0.35%	0.40%	0.30%	0.31%	0.33%
$6.8	$33.2	$118.6	$40.3	$23.6	Foreclosed during period	$1.5	$2.7	$6.6	$4.8	$1.9	$8.3	$8.6
3.9	6.2	9.3	5.1	9.8	In process of foreclosure	5.8	4.1	6.7	9.8	9.9	12.4	7.5
3.9	6.2	8.2	5.1	9.8	Included in sixty-day delinquencies	5.8	4.1	6.7	9.8	9.9	12.4	7.5
6.2	28.7	76.6	93.7	77.6	Net balance of restructured loans*	103.3	110.6	80.2	77.6	82.4	83.4	88.9
					Reserve balances:
$6.8	$19.6	$36.1	$48.1	$46.6	Commercial mortgage loans, net	$46.6	$46.8	$42.8	$46.6	$48.0	$45.6	$45.6

*	Amount is calculated using statutory accounting principles